UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CARDINAL ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Indiana	000-53036	20-2327916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1554 N. County Road 600 E, Union City, IN	47390
(Address of principal executive offices)	(Zip Code)

(765)-964-3137
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 30, 2020, Cardinal Ethanol, LLC ("Cardinal") and its primary lender, First National Bank of Omaha ("FNBO"), executed a Fifteenth Amendment of First Amended and Restated Construction Loan Agreement to be effective as of February 28, 2020 (the "Amendment"), which amends the First Amended and Restated Construction Loan Agreement dated June 10, 2013 (as amended, the "Loan Agreement").

The Amendment extends the termination date of the Revolving Credit Loan from February 28, 2020 to February 28, 2021.

In addition, the Amendment modifies the definition of "LIBOR Rate" in order to provide for a process for the parties to agree upon a new interest rate index and margin to be applied to that index in the event that FNBO determines that the LIBOR Rate is unavailable or unreliable. The Amendment provides that FNBO, acting in a commercially reasonable manner, will propose to Cardinal (i) a replacement interest rate index that gives due consideration to the then prevailing market convention for determining a rate of interest for comparable bank-originated commercial loans in the United States at such time; and (ii) any change necessary to the applicable margin in order to approximate the then current interest rate on the loans. The Agreement may then be amended to reflect these changes with Cardinal's prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned.

Finally, the Amendment provides for a minimum fixed charge coverage ratio of no less than 1.15:1.0 measured quarterly on a rolling four quarter average basis if Cardinal's working capital is less that $23,000,000 for any reporting period. The Amendment also provides for a debt service charge coverage ratio of no less than 1.25:1.0 measured quarterly on a rolling four quarter average basis, in lieu of the fixed charge coverage ratio, if Cardinal's working capital is equal to or more that $23,000,000. The Amendment reduces the applicable threshold from $25,000,000 to $23,000,000.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.            Description

99.1Fifteenth Amendment of First Amended and Restated Construction Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ETHANOL, LLC

Date: March 30, 2020	/s/ William Dartt
William Dartt, Chief Financial Officer
(Principal Financial Officer)